Exhibit 10.18

Chongqing Rural Commercial Bank

Liquid Capital Loan Contract

(Contract No. :  [●])

Loaner: Chongqing Rural Commercial Bank, Beibei Branch

Address: 20 West Beixia Road, Beibei district

Legal representative: Fei Zhang

Borrower: Chongqing Penglin Food Co. Ltd.

Address: 128 Xinyuan Road, Zhenxi Town, Beiling District, Chongqing City

Legal representative: Zeshu Dai

I.	Loan:

1.	Type: Liquid capital loan

2.	Purpose: payment to suppliers

3.	Currency: RMB.

4.	Amount: ¥20,000,000

5.	Term: short term

6.	Period: 12 months, from September 14, 2017 to September 13, 2018

7.	Withdrawal period: September 14, 2017 to March 13, 2018

II.	Loan interest rate, interest calculation and interest settlement:

1.	Loan interest rate is calculated pursuant to

Fixed rate: Loan interest rate is calculated pursuant to the LPR plus 55bp.

2.	Loan Interest Rate shall be settled monthly on the 20th day of each month. The corresponding day of actual withdrawal date of each month is the interest payment date.

3.	If Borrower does not repay the loan on time, and does not cure the delay within 10 days, Borrower is deemed to be at default, and is subject to penalty interest, liquidated damages, and compound interest. Penalty interest is the loan interest plus 50bp.

4.	If the loan is used in violation of the purpose of this agreement, the penalty interest will be increased 100bp of the loan interest under this contract.

III.	Guarantee:

1.	The guarantee type for performance of this contract is guarantee.

IV.	Repayment of Loan Principal

1.	Borrower shall repay all the loan under this contract (RMB 20,000,000) no later than September 13, 2018 .

V.	Miscellaneous:

1.	Any disputes arising from the performance of the contract shall be submitted to the court located in the place where Loaner resides.

2.	This contract comes into effect upon execution by legal representative of each party and stamped by both parties.

Loaner: /s/Chongqing Rural Commercial Bank, Beibei Branch

Borrower: /s/ Chongqing Penglin Food Co., Ltd.

Execution date: September 14, 2017

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